TAMARACK FUNDS

Tamarack Enterprise Small Cap Fund

Supplement dated January 15, 2005
to the Class I Prospectus dated January 15, 2005
and the Statement of Additional Information
dated January 15, 2005

Class I shares of Tamarack Enterprise Small Cap Fund are not currently available.